                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 19, 2000

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
   -------------------------------------------------------------------------
         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)

Item 5.  Other Events
---------------------

On December 19, 2000, Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to the quarter ended November 30, 2000. A copy of the press release containing such financial information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

        99.1 Press release of the Registrant dated December 19, 2000 containing financial information for the fourth quarter ended November 30, 2000.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By:
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: December 19, 2000

                        MORGAN STANLEY DEAN WITTER & CO.
                                Financial Summary
                        (unaudited, dollars in millions)



                                                                                Percentage
                                                 Quarter Ended                 Change From:       Twelve Months Ended
                                  ----------------------------------------   ----------------     -------------------
                                      Nov 30,         Nov 30,      Aug 31,    Nov 30,  Aug 31,   Nov 30,        Nov 30,  Percentage
                                       2000            1999         2000       1999     2000      2000           1999      Change
                                  -------------   ------------  ----------   ------- --------  ----------     ---------- ----------
Net revenues
       Securities                    $   4,006     $   4,125     $   4,602      (3%)    (13%)  $   19,980     $   16,312      22%
       Asset Management                    658           545           639      21%       3%        2,526          2,112      20%
       Credit Services                     990           963         1,053       3%      (6%)       3,921          3,522      11%
                                     ---------     ----------    ----------                    -----------    -----------
       Consolidated net revenues     $   5,654     $   5,633     $   6,294       --     (10%)  $   26,427     $   21,946      20%
                                     =========     ==========    ==========                    ===========    ===========

Net income
       Securities                    $     888     $   1,395     $     825     (36%)      8%   $    4,047     $    3,681      10%
       Asset Management                    170           113           199      50%     (15%)         683            448      52%
       Credit Services                     150           125           222      20%     (32%)         726            662      10%
                                     ---------     ----------    ----------                    -----------    -----------
       Consolidated net income       $   1,208     $   1,633     $   1,246     (26%)     (3%)  $    5,456     $    4,791      14%
                                     =========     ==========    ==========                    ===========    ===========
       Preferred stock dividend
         requirements                $       9     $      11     $       9     (18%)      --   $       36     $       44     (18%)
                                     =========     ==========    ==========                    ===========    ===========
       Earnings applicable to
         common shares               $   1,199     $   1,622     $   1,237     (26%)     (3%)  $    5,420     $    4,747      14%
                                     =========     ==========    ==========                    ===========    ===========

Earnings per common share
       Basic                         $   1.10          1.50      $    1.14     (27%)     (4%)  $     4.95     $     4.33      14%
       Diluted                       $   1.06          1.42      $    1.09     (25%)     (3%)  $     4.73     $     4.10      15%

Average common shares
  outstanding
       Basic                    1,089,728,519 1,079,522,844   1,088,218,669                 1,095,858,438  1,096,789,720
       Diluted                  1,135,358,763 1,142,086,246   1,137,304,026                 1,145,011,515  1,159,500,670
Period end common shares
  outstanding                   1,107,270,331 1,104,630,098   1,121,597,725                 1,107,270,331  1,104,630,098

Return on common equity                  26.5%         43.1%           27.6%                         30.9%          32.6%


_____________________________
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                                 MORGAN STANLEY DEAN WITTER & CO.
                                             Consolidated Income Statement Information
                                                 (unaudited, dollars in millions)


                                              Quarter Ended              Percentage Change From:   Twelve Months Ended
                                    ----------------------------------   ------------------------  --------------------
                                      Nov 30,     Nov 30,     Aug 31,       Nov 30,      Aug 31,    Nov 30,    Nov 30,   Percentage
                                       2000        1999        2000          1999         2000       2000       1999      Change
                                    ----------   ----------  ----------  ------------   ---------  ---------  ---------  ----------
Investment banking                   $  1,131     $  1,338    $  1,172         (15%)         (3%)   $  5,008   $  4,523         11%
Principal transactions:
      Trading                             985        1,138       1,630         (13%)        (40%)      7,393      5,830         27%
      Investments                         (70)         232          68        (130%)       (203%)        193        725        (73%)
Commissions                               858          741         831          16%           3%       3,645      2,774         31%
Fees:
      Asset management,
       distribution and
        administration                  1,086          874       1,092          24%          (1%)      4,219      3,324         27%
      Merchant and cardmember             443          402         447          10%          (1%)      1,780      1,492         19%
      Servicing                           390          318         424          23%          (8%)      1,450      1,194         21%
Interest and dividends                  5,465        3,810       5,897          43%          (7%)     21,234     14,880         43%
Other                                     156           74         150         111%           4%         491        248         98%
                                     --------     --------    --------                              --------   --------
      Total revenues                   10,444        8,927      11,711          17%         (11%)     45,413     34,990         30%
Interest expense                        4,582        3,174       5,242          44%         (13%)     18,176     12,515         45%
Provision for consumer
 loan losses                              208          120         175          73%          19%         810        529         53%
                                     --------     --------    --------                              --------   --------
      Net revenues                      5,654        5,633       6,294          --          (10%)     26,427     21,946         20%
                                     --------     --------    --------                              --------   --------

Compensation and benefits               1,775        1,320       2,656          34%         (33%)     10,936      8,398         30%
Occupancy and equipment                   221          178         202          24%           9%         772        643         20%
Brokerage, clearing and
 exchange fees                            136          116         132          17%           3%         519        485          7%
Information processing and
 communications                           437          376         392          16%          11%       1,556      1,325         17%
Marketing and business
 development                              578          495         507          17%          14%       2,058      1,679         23%
Professional services                     362          269         275          35%          32%       1,037        836         24%
Other                                     256          244         255           5%          --        1,058        852         24%
                                     --------     --------    --------                              --------   --------
      Total non-interest
       expenses                         3,765        2,998       4,419          26%         (15%)     17,936     14,218         26%
                                     --------     --------    --------                              --------   --------
Gain on sale of business                    0            0          35          --            *           35          0          *
                                     --------     --------    --------                              --------   --------
Income before income taxes              1,889        2,635       1,910         (28%)         (1%)      8,526      7,728         10%
Income tax expense                        681        1,002         664         (32%)          3%       3,070      2,937          5%
                                     --------     --------    --------                              --------   --------
Net income                           $  1,208     $  1,633    $  1,246         (26%)         (3%)   $  5,456   $  4,791         14%
                                     ========     ========    ========                              ========   ========
Preferred stock dividend
 requirements                        $      9     $     11    $      9         (18%)          --    $     36   $     44        (18%)
                                     ========     ========    ========                              ========   ========
Earnings applicable to
 common shares                       $  1,199     $  1,622    $  1,237         (26%)         (3%)   $  5,420   $  4,747         14%
                                     ========     ========    ========                              ========   ========

Compensation and benefits
 as a % of net revenues                    31%          23%         42%                                   41%        38%

___________________
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                                 MORGAN STANLEY DEAN WITTER & CO.
                                              Securities Income Statement Information
                                                 (unaudited, dollars in millions)


                                                                                Percentage
                                              Quarter Ended                    Change From:        Twelve Months Ended
                                    ----------------------------------   ------------------------  -------------------
                                      Nov 30,     Nov 30,     Aug 31,       Nov 30,      Aug 31,    Nov 30,    Nov 30,   Percentage
                                       2000        1999        2000          1999         2000       2000       1999      Change
                                    -----------  ----------  ---------   ------------   ---------  ---------  --------   ----------
Investment banking                     $ 1,108     $ 1,315    $ 1,145        (16%)          (3%)     $ 4,881   $ 4,430        10%
Principal transactions:
     Trading                               985       1,138      1,630        (13%)         (40%)       7,393     5,830        27%
     Investments                          (103)        227         55       (145%)           *           133       712       (81%)
Commissions                                854         739        828         16%            3%        3,629     2,770        31%
Asset management, distribution
 and administration fees                   514         374        512         37%           --         1,967     1,374        43%
Interest and dividends                   4,745       3,173      5,206         50%           (9%)      18,308    12,573        46%
Other                                      156          74        150        111%            4%          491       248        98%
                                       -------     -------    -------                                -------   -------
     Total revenues                      8,259       7,040      9,526         17%          (13%)      36,802    27,937        32%
Interest expense                         4,253       2,915      4,924         46%          (14%)      16,822    11,625        45%
                                       -------     -------    -------                                -------   -------
     Net revenues                        4,006       4,125      4,602         (3%)         (13%)      19,980    16,312        22%
                                       -------     -------    -------                                -------   -------

Compensation and benefits                1,421       1,000      2,305         42%          (38%)       9,557     7,225        32%
Occupancy and equipment                    181         139        163         30%           11%          621       493        26%
Brokerage, clearing and
 exchange fees                             104          99        109          5%           (5%)         425       378        12%
Information processing and
 communications                            283         220        245         29%           16%          986       756        30%
Marketing and business
 development                               189         137        176         38%            7%          706       511        38%
Professional services                      292         182        223         60%           31%          817       578        41%
Other                                      152         144        147          6%            3%          631       507        24%
                                       -------     -------    -------                                -------   -------
     Total non-interest
      expenses                           2,622       1,921      3,368         36%          (22%)      13,743    10,448        32%
                                       -------     -------    -------                                -------   -------
Income before income taxes               1,384       2,204      1,234        (37%)          12%        6,237     5,864         6%
Income tax expense                         496         809        409        (39%)          21%        2,190     2,183        --
                                       -------     -------    -------                                -------   -------
Net income                             $   888     $ 1,395    $   825        (36%)           8%      $ 4,047   $ 3,681        10%
                                       =======     =======    =======                                =======   =======

Compensation and benefits as
 a % of net revenues                        35%         24%        50%                                    48%       44%
Non-compensation expenses as
 a % of net revenues                        30%         22%        23%                                    21%       20%
Profit margin (1)                           22%         34%        18%                                    20%       23%


__________________
(1)  Net income as a % of net revenues.


                                                 MORGAN STANLEY DEAN WITTER & CO.
                                           Asset Management Income Statement Information
                                                 (unaudited, dollars in millions)

                                                                                Percentage
                                              Quarter Ended                    Change From:        Twelve Months Ended
                                    ----------------------------------   ------------------------  -------------------
                                      Nov 30,     Nov 30,     Aug 31,       Nov 30,      Aug 31,    Nov 30,    Nov 30,   Percentage
                                       2000        1999        2000          1999         2000       2000       1999      Change
                                    -----------  ----------  ---------   ------------   ---------  ---------  --------   ----------
Investment banking                     $   23    $   23      $   27             --          (15%)    $  127     $   93         37%
Principal transactions:
     Investments                           33         5          13              *          154%         60         13          *
Commissions                                 4         2           3            100%          33%         16          4          *
Asset management, distribution
 and administration fees                  572       500         580             14%          (1%)     2,252      1,950         15%
Interest and dividends                     28        15          18             87%          56%         78         61         28%
                                       ------    ------      ------                                  ------     ------
     Total revenues                       660       545         641             21%           3%      2,533      2,121         19%
Interest expense                            2         0           2              *           --           7          9        (22%)
                                       ------    ------      ------                                  ------     ------
     Net revenues                         658       545         639             21%           3%      2,526      2,112         20%
                                       ------    ------      ------                                  ------     ------

Compensation and benefits                 180       169         187              7%          (4%)       751        648         16%
Occupancy and equipment                    23        25          23             (8%)         --          89         96         (7%)
Brokerage, clearing and
 exchange fees                             32        17          23             88%          39%         94        107        (12%)
Information processing and
 communications                            21        28          19            (25%)         11%         77         92        (16%)
Marketing and business development         49        30          38             63%          29%        161        127         27%
Professional services                      34        48          22            (29%)         55%        101        137        (26%)
Other                                      34        35          33             (3%)          3%        143        138          4%
                                       ------    ------      ------                                  ------     ------
     Total non-interest expenses          373       352         345              6%           8%      1,416      1,345          5%
                                       ------    ------      ------                                  ------     ------
Gain on sale of business                    0         0          35             --            *          35          0          *
                                       ------    ------      ------                                  ------     ------
Income before income taxes                285       193         329             48%         (13%)     1,145        767         49%
Income tax expense                        115        80         130             44%         (12%)       462        319         45%
                                       ------    ------      ------                                  ------     ------

Net income                             $  170    $  113      $  199             50%         (15%)    $  683     $  448         52%
                                       ======    ======      ======                                  ======     ======

Compensation and benefits as
 a % of net revenues                       27%       31%         29%                                     30%        31%
Non-compensation expenses as
 a % of net revenues                       29%       34%         25%                                     26%        33%
Profit margin (1)                          26%       21%         31%                                     27%        21%


______________
(1)  Net income as a % of net revenues.

                                                 MORGAN STANLEY DEAN WITTER & CO.
                                           Credit Services Income Statement Information
                                                 (unaudited, dollars in millions)


                                              Quarter Ended              Percentage Change From:   Twelve Months Ended
                                    ----------------------------------   ------------------------  -------------------
                                      Nov 30,     Nov 30,     Aug 31,       Nov 30,      Aug 31,    Nov 30,    Nov 30,   Percentage
                                       2000        1999        2000          1999         2000       2000       1999       Change
                                    -----------  ----------  ---------   ------------   ---------  ---------  --------   ----------
Fees:
     Merchant and cardmember            $  443     $  402     $  447            10%         (1%)    $1,780     $1,492         19%
     Servicing                             390        318        424            23%         (8%)     1,450      1,194         21%
                                        ------     ------     ------                                ------     ------
     Total non-interest revenues           833        720        871            16%         (4%)     3,230      2,686         20%

Interest revenue                           692        622        673            11%          3%      2,848      2,246         27%
Interest expense                           327        259        316            26%          3%      1,347        881         53%
                                        ------     ------     ------                                ------     ------
     Net interest income                   365        363        357             1%          2%      1,501      1,365         10%

Provision for consumer loan losses         208        120        175            73%         19%        810        529         53%
                                        ------     ------     ------                                ------     ------
     Net credit income                     157        243        182           (35%)       (14%)       691        836        (17%)
                                        ------     ------     ------                                ------     ------
     Net revenues                          990        963      1,053             3%         (6%)     3,921      3,522         11%
                                        ------     ------     ------                                ------     ------

Compensation and benefits                  174        151        164            15%          6%        628        525         20%
Occupancy and equipment                     17         14         16            21%          6%         62         54         15%
Information processing and
 communications                            133        128        128             4%          4%        493        477          3%
Marketing and business development         340        328        293             4%         16%      1,191      1,041         14%
Professional services                       36         39         30            (8%)        20%        119        121         (2%)
Other                                       70         65         75             8%         (7%)       284        207         37%
                                        ------     ------     ------                                ------     ------
     Total non-interest expenses           770        725        706             6%          9%      2,777      2,425         15%
                                        ------     ------     ------                                ------     ------
Income before income taxes                 220        238        347            (8%)       (37%)     1,144      1,097          4%
Income tax expense                          70        113        125           (38%)       (44%)       418        435         (4%)
                                        ------     ------     ------                                ------     ------
Net income                              $  150     $  125     $  222            20%        (32%)    $  726     $  662         10%
                                        ======     ======     ======                                ======     ======

Compensation and benefits as
 a % of net revenues                        18%        16%        16%                                   16%        15%
Non-compensation expenses as
 a % of net revenues                        60%        60%        51%                                   55%        54%
Profit margin (1)                           15%        13%        21%                                   19%        19%


________________
(1)  Net income as a % of net revenues.


                                                 MORGAN STANLEY DEAN WITTER & CO.
                                           Credit Services Income Statement Information
                                                 (unaudited, dollars in millions)
                                                       (Managed loan basis)


                                              Quarter Ended              Percentage Change From:   Twelve Months Ended
                                    ----------------------------------   ------------------------  -------------------
                                      Nov 30,     Nov 30,     Aug 31,       Nov 30,      Aug 31,    Nov 30,    Nov 30,   Percentage
                                       2000        1999        2000          1999         2000       2000       1999       Change
                                    -----------  ----------  ---------   ------------   ---------  ---------  --------   ----------
Fees:
     Merchant and cardmember             $  597      $  536     $  634        11%          (6%)      $2,407     $2,044       18%
     Servicing                                0           0          0        --           --             0          0       --
                                         ------      ------     ------                               ------     ------
     Total non-interest revenues            597         536        634        11%          (6%)       2,407      2,044       18%

Interest revenue                          1,665       1,288      1,617        29%           3%        6,280      4,940       27%
Interest expense                            747         511        728        46%           3%        2,809      1,877       50%
                                         ------      ------     ------                               ------     ------
     Net interest income                    918         777        889        18%           3%        3,471      3,063       13%

Provision for consumer loan losses          525         350        470        50%          12%        1,957      1,585       23%
                                         ------      ------     ------                               ------     ------
     Net credit income                      393         427        419        (8%)         (6%)       1,514      1,478        2%
                                         ------      ------     ------                               ------     ------
     Net revenues                           990         963      1,053         3%          (6%)       3,921      3,522       11%
                                         ------      ------     ------                               ------     ------

Compensation and benefits                   174         151        164        15%           6%          628        525       20%
Occupancy and equipment                      17          14         16        21%           6%           62         54       15%
Information processing and
 communications                             133         128        128         4%           4%          493        477        3%
Marketing and business development          340         328        293         4%          16%        1,191      1,041       14%
Professional services                        36          39         30        (8%)         20%          119        121       (2%)
Other                                        70          65         75         8%          (7%)         284        207       37%
                                         ------      ------     ------                               ------     ------
     Total non-interest expenses            770         725        706         6%           9%        2,777      2,425       15%
                                         ------      ------     ------                               ------     ------
Income before income taxes                  220         238        347        (8%)        (37%)       1,144      1,097        4%
Income tax expense                           70         113        125       (38%)        (44%)         418        435       (4%)
                                         ------      ------     ------                               ------     ------
Net income                               $  150      $  125     $  222        20%         (32%)      $  726     $  662       10%
                                         ======      ======     ======                               ======     ======

Compensation and benefits as
 a % of net revenues                         18%         16%        16%                                  16%        15%
Non-compensation expenses as
 a % of net revenues                         60%         60%        51%                                  55%        54%
Profit margin (1)                            15%         13%        21%                                  19%        19%

_______________
(1)  Net income as a % of net revenues.

                                                 MORGAN STANLEY DEAN WITTER & CO.
                                            Financial Information and Statistical Data
                                                            (unaudited)



                                                                 Quarter Ended                           Percentage Change From:
                                           ----------------------------------------------------------   ---------------------------
                                             Nov 30, 2000        Nov 30, 1999        Aug 31, 2000       Nov 30, 1999  Aug 31, 2000
                                           ------------------  ------------------  ------------------   ------------  -------------
MSDW
Total assets (millions)                    $         427,000   $         367,000   $         404,000            16%             6%
Period end common shares outstanding           1,107,270,331       1,104,630,098       1,121,597,725            --             (1%)
Book value per common share                $           16.91   $           14.85   $           16.19            14%             4%
Shareholders' equity (millions) (1)        $          19,671   $          17,414   $          19,054            13%             3%
Total capital (millions) (2)               $          49,637   $          39,699   $          50,311            25%            (1%)

SECURITIES ($ billions)

Individual Investor Group
      Global financial advisors                       13,910              12,674              13,789            10%             1%
      Total client assets                  $             659   $             595   $             778            11%           (15%)
      Fee-based client account assets (3)  $             142   $             111   $             155            28%            (8%)

Institutional Securities (4)
      Mergers and acquisitions announced
       transactions (5)
           MSDW global market volume       $         1,069.5   $         1,003.3   $           926.2
           Rank                                            2                   3                   1
      Worldwide equity and related
       issues (5)
           MSDW global market volume       $            59.3   $            61.8   $            43.9
           Rank                                            3                   1                   2

ASSET MANAGEMENT ($ billions)

Assets under management or supervision
Products offered primarily to
 individuals
      Mutual funds
           Equity                          $             103   $              94   $             122            10%           (16%)
           Fixed income                                   46                  53                  49           (13%)           (6%)
           Money markets                                  57                  47                  55            21%             4%
                                              ---------------     ---------------     ---------------
           Total mutual funds                            206                 194                 226             6%            (9%)

      ICS Assets                                          31                  23                  34            35%            (9%)
      Separate accounts, unit
       trust and other arrangements                       82                  75                  94             9%           (13%)
                                           ------------------  ------------------  ------------------

      Sub-total Individual                               319                 292                 354             9%           (10%)
                                           ------------------  ------------------  ------------------

Products offered primarily to
 institutional clients
      Mutual funds                                        36                  33                  38             9%            (5%)
      Separate accounts, pooled
       vehicle and other arrangements                    147                 147                 156             --            (6%)
                                           ------------------  ------------------  ------------------

      Sub-total Institutional                            183                 180                 194             2%            (6%)
                                           ------------------  ------------------  ------------------

Total assets under management or
 supervision                               $             502   $             472   $             548             6%            (8%)
                                           ==================  ==================  ==================

____________________
(1) Includes preferred and common equity and preferred securities issued by subsidiaries.
(2) Includes preferred and common equity, preferred securities issued by subsidiaries, capital units and non-current portion of long-term debt.
(3) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
(4)  Source: Thomson Financial Securities Data.
(5)  Information is year to date and stated on a calendar year basis.


                                                 MORGAN STANLEY DEAN WITTER & CO.
                                            Financial Information and Statistical Data
                                                 (unaudited, dollars in millions)


                                              Quarter Ended              Percentage Change From:   Twelve Months Ended
                                    ----------------------------------   ------------------------  -------------------
                                      Nov 30,     Nov 30,     Aug 31,       Nov 30,      Aug 31,    Nov 30,    Nov 30,   Percentage
                                       2000        1999        2000          1999         2000       2000       1999       Change
                                    -----------  ----------  ---------   ------------   ---------  ---------  --------   ----------
CREDIT SERVICES
Owned consumer loans
     Period end                        $ 21,870  $ 20,998    $ 19,817          4%           10%     $ 21,870  $ 20,998        4%
     Average                           $ 20,901  $ 18,341    $ 20,091         14%            4%     $ 21,910  $ 16,177       35%

Managed consumer loans (1)
     Period end                        $ 47,126  $ 37,975    $ 44,841         24%            5%     $ 47,126  $ 37,975       24%
     Average                           $ 45,828  $ 35,608    $ 44,345         29%            3%     $ 43,540  $ 33,534       30%
     Interest yield                      14.13%    14.15%      14.05%       (2 bp)         8 bp       13.82%    14.23%     (41 bp)
     Interest spread                      7.39%     8.22%       7.35%      (83 bp)         4 bp        7.28%     8.49%    (121 bp)
     Net charge-off rate                  4.57%     4.63%       4.18%       (6 bp)        39 bp        4.40%     5.42%    (102 bp)
     Delinquency rate
      (over 30 days)                      5.92%     6.32%       5.47%      (40 bp)        45 bp        5.92%     6.32%     (40 bp)

Credit Card
     Transaction volume
      (billions)                       $   22.8  $   20.5    $   21.9         11%            4%     $   90.1  $   70.6       28%
     Accounts (millions)                   42.6      38.5        41.4         11%            3%         42.6      38.5       11%
     Active accounts (millions)            23.8      22.1        23.1          8%            3%         23.8      22.1        8%
     Average receivables
      per average active account
       (actual $)                      $  1,960  $  1,654    $  1,924         19%            2%     $  1,893  $  1,581       20%
     Discover Business
      Services' increase in
       merchant locations (thousands)       263       233         134         13%           96%          670       615        9%

__________________
(1)  Includes owned and securitized consumer loans.



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